UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

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FUNDVANTAGE TRUST
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CUTWATER INVESTMENT GRADE BOND FUND

OF

FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809

STATEMENT IN CONNECTION WITH SOLICITATION OF
UNANIMOUS WRITTEN CONSENT

This statement in connection with the solicitation of unanimous written consent (the “Statement”) is being furnished to GreenPoint Omnibus Special Account for the benefit of MBIA Insurance Corp., the sole shareholder (the “Shareholder”) of Cutwater Investment Grade Bond Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), in connection with the solicitation of written consent by the Board of Trustees of the Trust (the “Board,” the members of which are referred to herein as “Trustees”) for actions to be taken by unanimous written consent in lieu of a meeting of shareholders (the “Written Consent”).  A form of Written Consent is attached hereto as Exhibit A.

The Fund is organized as a Delaware Stautory Trust and is not required to hold annual meetings of shareholders. Article 7, Section 7.4 of the Trust’s Amended and Restated Declaration of Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting.  Section 3806(f) of the Delaware Statutory Trust Act permits shareholders of a trust to take action in lieu of a meeting if a unanimous written consent is given in writing or electronic transmission by each shareholder and filed with the Fund’s records of meetings of shareholders.  Such consent of shareholders shall be treated for all purposes as a vote at a meeting.

At the Board’s direction, the Officers of the Trust have fixed the close of business on December 4, 2014 as the record date for determination of shareholders entitled to receive this Statement (the “Record Date”). As of the Record Date, the number of shares outstanding for the Fund was [                  ] shares.

The Shareholder will be asked to consider and approve the proposal set forth below to approve a new investment advisory agreement between the Fund and Cutwater Investor Services Corp. (the “Adviser”).

This Statement is being mailed or given to the Shareholder starting on or about December [    ], 2014. The Written Consent should be executed and submitted to the Trust on or about December [    ], 2014.

This Statement should be kept for future reference. The Fund’s most recent annual report, including audited financial statements for the fiscal year ended April 30, 2014, is available without charge at www.cutwater.com/bond-funds.aspx or upon request by writing to the Fund at the address set forth above or by calling Fund shareholder services toll-free at (866) 678-6242.

Beneficial Owners

To the best of the Fund’s knowledge, the Trustees and officers of the Fund did not own shares of the Fund as of the Record Date.  Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be deemed to “control” the Fund. As a result, such persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. GreenPoint Omnibus Special Account for the benefit of MBIA Insurance Corp. is the sole shareholder of the Fund:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
[GreenPoint Omnibus Special Account for the benefit of MBIA Insurance Corp.*] [ADDRESS]	Institutional	[ ]	100%

*                 MBIA is a control person of the Adviser.

PROPOSAL:          APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND CUTWATER INVESTOR SERVICES CORP.

Introduction:

The Board is requesting that the Shareholder of the Fund approve a new investment advisory agreement between the Fund and the Adviser (“New Agreement”).  The Adviser has continuously served as the investment adviser to the Fund since the Fund’s inception on December 2, 2010.  Your approval of the New Agreement will not change the rate at which the Fund pays investment advisory fees to the Adviser with respect to services rendered by the Adviser to the Fund.  The Board unanimously recommends that the Shareholder vote to approve the New Agreement.

Background:

On October 6, 2014, MBIA Inc. (“MBIA”) and The Bank of New York Mellon (“BNY Mellon”) announced an agreement for BNY Mellon to acquire Cutwater Holdings, LLC (“CHL”), the parent of the Adviser, from MBIA (the “Transaction”).  Once completed, the Transaction will result in a change of control of the Adviser.  It is currently anticipated that the Transaction will be completed in the first quarter of 2015.  Upon closing of the Transaction, BNY Mellon will indirectly own the Adviser.  More information regarding the ownership structure and control persons of the Adviser as a result of the Transaction is included below in the section entitled “Information about the Adviser.”

Because the Transaction will result in a change of control of the Adviser (the “Change of Control”) and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the Fund and the Adviser, dated November 23, 2010 (“Current Agreement”), will effectively terminate.  Consequently, the Trustees are requesting that shareholders approve the New Agreement to enable the Adviser to continue serving as the Fund’s investment adviser.  The Current Agreement was last approved by shareholders immediately prior to the Fund’s commencement.

Until shareholders approve the New Agreement or the Change of Control occurs, the Adviser will continue to provide services to the Fund pursuant to the Current Agreement.

In order for the Adviser to provide uninterrupted services to the Fund, the Board approved an interim agreement between the Fund and the Adviser (“Interim Agreement”) at its in-person meeting which was held on November 21, 2014. Such Interim Agreement would only be necessary to the extent that the Change of Control occurs prior to approval of the New Agreement by shareholders, and it would be executed upon such Change of Control.  The New Agreement will replace the Interim Agreement upon approval by shareholders.

At the in-person meeting held on November 21, 2014, the Board also approved the New Agreement, subject to shareholder approval.  A discussion of the basis for the Board’s approval of the New Agreement is included below in the section entitled “Board Considerations in Approving the Interim and New Agreements.” Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Agreement is identical in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and termination are changed.  The effective date of the New Agreement will be either the date shareholders of the Fund approve the New Agreement or the date of the Change of Control, whichever occurs later.

COMPARISON OF THE CURRENT AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT

The New Agreement is identical to the Current Agreement in all material aspects, except for the dates of its execution.  The New Agreement is identical to the Interim Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of a Fund’s outstanding shares may terminate the Interim Agreement with respect to such Fund at any time, without penalty, on not more than 10 days’ written notice; and (iii) the compensation earned by the Adviser under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to the Adviser. If shareholders do not approve the New Agreement, the

Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Appendix A.

General.  Subject to the supervision of the Board, the Adviser will manage the investment and reinvestment of the Fund’s assets and administer its affairs.  The Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Fund and shall record and implement such decisions and shall furnish the Board of Trustees of the Fund with such information and reports regarding the Fund’s investments as the Adviser deems appropriate or as the Trustees of the Fund may reasonably request.

Compensation.  For services rendered, the Fund will pay the Adviser an investment advisory fee, which is accrued daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets.

Brokerage.  Subject to the primary objective of obtaining the best available prices and execution, the Adviser will place orders for the purchase and sale of portfolio securities for the Fund with such broker-dealers as it may select from time to time, including brokers who provide statistical, factual and financial information and services to the Fund, to the Adviser, or to any other fund for which the Adviser provides investment advisory services.  The Adviser is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other funds for which the Adviser exercises investment discretion.

Liability.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the performance of duties of the Investment Adviser to the Fund, the Adviser shall not be subject to liabilities to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term.  Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Funds.

Amendment.  No amendment to the New Agreement is effective unless the terms of the amendment have been approved by the vote of a majority of Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  In addition to the contractual requirement stated above, no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

Termination.  Under the terms of the New Agreement, the New Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days’ written notice to the Adviser of the Fund’s intention to do so, pursuant to action by the Board of Trustees of the Fund or pursuant to a vote of a majority of the outstanding voting securities of the Fund.  The Adviser may terminate this Agreement at any time, without the payment of penalty on sixty days’ written notice to the Fund of its intention to do so.  The New Agreement shall automatically terminate in the event of its assignment.

INFORMATION ABOUT THE ADVISER

The Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Currently, the Adviser is a direct wholly-owned subsidiary of CHL, a Delaware limited liability company with principal offices at 113 King Street, Armonk, NY, 10504, and is an indirect wholly-owned subsidiary of MBIA, a Connecticut corporation with principal offices at 1 Manhattanville Rd., Suite 301, Purchase, NY, 10577. MBIA is a publicly-held NYSE listed company and reporting company under the Securities Exchange Act of 1934.  Upon the closing of the Transaction, the Adviser will continue to be wholly-owned by CHL and CHL will become a wholly-owned subsidiary of BNY Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System.  As of September 30, 2014, Cutwater managed assets of approximately $22 billion.

Set forth below are the names of the principal executive officers and directors of Cutwater and their principal occupations.  The address of each person in the table below is 113 King Street Armonk, NY, 10504.

Name and Address	Positions with the Adviser/Principal Occupation
Clifford D. Corso	Director and Chief Executive Officer
William C. Fallon	Director of the Adviser; President and Chief Operating Officer, MBIA Inc.
E. Gerard Berrigan	Director and Head of Portfolio Management
Joseph L. Sevely	Director and Chief Financial Officer
Michelle C. Houck	Chief Compliance Officer and Chief Legal Officer
Leonard I. Chubinsky	Senior Corporate Counsel
Gautam Khanna	Managing Director, Portfolio Management
Robert Claiborne	Director, Portfolio Management Credit
Thomas Stabile	Director, Administrative Services

The Adviser acts as an investment adviser or sub-adviser to the following registered management investment companies with an investment objective similar to the Fund.

Fund	Advisory/Sub-Advisory Fee Rate	Approximate Fund Assets Managed by the Adviser as of September 30, 2014 (millions)
Cutwater Select Income Fund	0.50% on the first $100M 0.40% over $100M	$229
AAM Cutwater Select Income Fund	0.50% on the first $25M 0.20% over $25M*	$26.4

*                 As a sub-advisor primarily providing portfolio management services for which it has subcontracted with and is overseen by another investment adviser.

None of the Independent Trustees (defined below), and no immediate family member of any Independent Trustee, owns securities of the Adviser, or any control person of the Adviser.  Board member, Nancy B. Wolcott, may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.   None of the Independent Trustees (defined below), and no immediate family member of any Independent Trustee, currently owns securities of BNY Mellon, or any control person of the Adviser.

BOARD CONSIDERATIONS IN APPROVING THE INTERIM AND NEW AGREEMENTS

Before considering the Interim Agreement and New Agreement, the Board, including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested and received information about the Adviser, the Transaction, the Change of Control and any anticipated impact of the Transaction or the Change of Control on the Fund and its shareholders.  In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by the Adviser in conjunction with the November 21, 2014 in-person meeting.  At the meeting, the Board, including a majority of the Independent Trustees, unanimously approved the Interim Agreement and New Agreement.

In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser along with the respective capitalization and financial condition of MBIA and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, (xi) its proxy voting policies, and (xii) the Change of Control and the impact of the resulting change of control on the services provided by the Adviser. The Adviser also provided its current Form ADV for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Interim Agreement and New Agreement.  The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.

At the in-person meeting on November 21, 2014, representatives from the Adviser joined the meeting and discussed the Change of Control, including the background of and reasons for the Change of Control.  They also discussed the Adviser’s history, performance, investment strategy, and compliance program in connection with the proposed New Agreement.

Consideration of the Transaction and Change of Control.  The Board received information from the representatives of the Adviser regarding the planned inclusion of the Adviser into BNY Mellon Investment Management’s multi-boutique asset management platform (the “BNY Mellon Platform”) with approximately $1.65 trillion in assets under management worldwide, noting that the BNY Mellon Platform’s assets under management were substantially larger than CHL’s assets under management, representing MBIA’s asset management business, of approximately $21.9 billion.  Representatives of the Adviser informed the Board of their belief that these enhanced resources as a result of the Transaction would be beneficial to its performance of advisory services to the Fund on a going forward basis.  BNY Mellon and its affiliates constitute a global leader in investment management and investment services, with significant scale, scope and stability. BNY Mellon’s parent company, The Bank of New York Mellon Corporation, has a current market capitalization of over $40 billion and had total revenue of approximately $15 billion and net income of $2.19 billion in the fiscal year ended December 31, 2013.  In contrast, MBIA has a current market capitalization of approximately $2.29 billion and had total revenue of approximately $1.2 billion and net income of $250 million in the fiscal year ended December 31, 2013.

The Board was informed that after the Change of Control, the Adviser would be anticipated to operate within the BNY Mellon Platform as an autonomous affiliated investment advisory firm working closely with Insight Investment Management Limited (“Insight”), another investment manager on the BNY Mellon Platform.  Insight is one of Europe’s leading investment managers in the fixed income and liability risk management markets with approximately $495 billion in assets under management.  The representatives from the Adviser stated their belief that the proposed Transaction will benefit the Fund’s shareholders because of the advantages to be realized by the Adviser, as a result of its affiliation with BNY Mellon.  The pending sale of CHL to BNY Mellon will align the Adviser with a parent that has significant businesses and resources deployed in the asset management industry.  BNY Mellon’s existing investment in human and technological resources that encompass critical areas of governance, risk management, portfolio management, fixed income analysis, and customer service in a global organization will be of significant value to the Fund and the Fund’s shareholders.

It is expected that the collaboration between the Adviser and Insight will provide the Adviser with increased technological and analytical resources in the global fixed income markets, particularly the fixed income markets of emerging countries.  The Adviser emphasized the benefit of these additional resources given the increasing complexity of fixed income investing and the globalization of markets.  For instance, there is an ongoing debate about the “relative value” between interest rate curves across global fixed income markets and the impact that debate is having on the U.S. fixed income market. The impact, from the presence of overseas investors, such as sovereign wealth funds, on U.S. fixed income markets has led to an increase in volatility in the U.S. rates market and has direct implications on the Fund. The Adviser believes that having a comprehensive global perspective is increasingly important for successful fixed income investing and is a capability that will be enhanced at the Adviser as a result of BNY Mellon’s acquisition of CHL.  In addition, the Fund’s investment strategy permits the Fund to invest in U.S. dollar denominated bonds of foreign issuers and being a part of the BNY Mellon Platform will enhance the Adviser’s ability to identify non-U.S. investment opportunities.  In addition to enhanced global capabilities, becoming a part of the BNY Mellon Platform will provide the Adviser with access to additional analytical resources resident at BNY Mellon Investment Management that will augment the existing resources at the Adviser in the below investment grade sector.  As part of the BNY Mellon Platform, the Adviser will have access to the resources of a leading global financial institution.  A combination of top down macro-economic analysis with bottom-up security selection utilizing deep fundamental research is, and will continue to be, a primary driver of the Fund’s performance.  In addition, while the Adviser does not anticipate using BNY Mellon, Insight, or their affiliates for executing the Fund’s brokerage transactions, to the extent the Adviser were to use BNY Mellon, Insight or their affiliates for such transactions, they would be effected in conformance with the 1940 Act and the rules thereunder.

In connection with the Trustees’ review of the Interim Agreement and New Agreement, the representatives from the Adviser and BNY Mellon emphasized that: (i) there will be no reduction in the nature, quality, or extent of services currently provided to the Fund and its shareholders as a result of the Change of Control; (ii) no material adverse effects on the Adviser’s financial condition are anticipated as a result of the Change of Control; and (iii) no material changes in the Adviser’s personnel or operations were contemplated.  In addition, the Board was informed that terms of the Transaction included provisions whereby MBIA and BNY Mellon had agreed to bear the direct costs that would otherwise be borne by the Fund associated with the Change in Control, including proxy statement and shareholder solicitation costs to approve the New Agreement, and related legal costs.  The Board also discussed with the Adviser certain terms of the Transaction agreement, including the fact that MBIA would receive financial consideration from BNY Mellon, and related conflicts of interest that the Adviser or MBIA may have recommending the approval of the New Agreement in view of the financial consideration MBIA stands to receive as a result of the consummation of the Transaction.

Finally, the Board was informed that MBIA and BNY Mellon have made certain covenants in the Transaction agreement regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment advisor or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor investment advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Transaction. MBIA and BNY Mellon have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Fund.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment advisor or predecessor investment advisor. The Fund’s Board currently complies with such requirement and will continue to comply with such condition for the three-year period following the close of the Transaction.  MBIA and BNY Mellon have agreed to refrain from acting in a manner that would prevent the 75% requirement from continuing to be met for the three-year period following the close of the Transaction.

In light of the foregoing, the Board concluded that the Transaction was not likely to negatively impact the Adviser’s ability to continue to provide advisory services to the Fund under the New Agreement at at least an equivalent level of quality as those that the Fund currently receives under the Current Agreement nor did the continued receipt of advisory services under the New Agreement present foreseeable risks to the Fund or its shareholders as a result of the Transaction.

Consideration of the New Agreement.  In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below.  In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Interim Agreement and New Agreement, including the proposed investment advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Interim Agreement and New Agreement, including that the contractual fees to be paid by the Fund to the Adviser under the Interim Agreement and New Agreement will remain the same; (ii) the Board’s review of the Current Agreement at the in-person meeting on September 22-23, 2014 as required by the 1940 Act and their determination at that time that (a) the Adviser had the capabilities, resources, and personnel necessary to provide the satisfactory investment advisory services to the Fund and (b) the investment advisory fees to be paid to the Adviser, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of the Adviser are not expected to change as a result of the Change of Control.  Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

Nature, Extent, and Quality of Services.  The Trustees considered the services provided by the Adviser to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Current Agreement.  The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund.  Based on the information provided by the Adviser, including that no material changes are expected as a result of the Change of Control in the Adviser’s personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement.

Investment Performance.  The Board considered the overall investment performance of the Adviser and the Fund since the Fund’s inception on December 2, 2010.  Trustees gave appropriate consideration to their review of investment performance presented in connection with the approval of the Interim Agreement and New Agreement at the November 21, 2014 in-person meeting and the approval of the Adviser’s investment advisory agreement at the September 22-23, 2014 in-person meeting.  At the meetings, the Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the Lipper Core Bond Fund category, the Fund’s applicable Lipper peer group and its respective benchmark index, the Barclays Aggregate Bond Index, which is an unmanaged broad-based index that measures the investment grade, U.S. dollar- denominated, fixed-rate taxable bond market. The Trustees noted that the Fund outperformed its benchmark and the Lipper Core Bond Fund category for the year-to-date, one-year, two-year, three-year, and since inception periods ended June 30, 2014 and September 30, 2014.

The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund.  They concluded that the performance of the Fund and the Adviser represented superior performance relative to other fixed-income mutual funds with similar investment objectives, strategies and policies.  The Board also concluded that neither the Change of Control nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) the Adviser does not currently expect the Change of Control to cause any material change to the Fund’ portfolio management team responsible for investment performance, which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund’s expenses are not expected to increase as a result of the Change of Control.

Comparative Expenses.  The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed MBIA’s financial statements for the fiscal year ended December 31, 2013. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser.  The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus the universe of funds in the Lipper Core Bond Fund category with $250 million or less in assets.  The Trustees noted that the Fund’s net expense ratio and gross advisory fee were slightly higher than median net expense ratio and gross advisory fee of the universe of funds in the Lipper Core Bond Fund category with $250 million or less in assets.  The Trustees concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the investment performance of the Fund.  On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser under the New Agreement is reasonable in light of the services to be provided. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund.  Based on the information provided at the meeting, the Trustees concluded that there would not be any material adverse impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Economies of Scale.  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Board noted that economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders, but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

Conclusion.  After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement.  The Board concluded that the investment advisory fee rate under the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund.  The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund; that the advisory fee schedule would not be increased and would stay the same for the Fund; that the total expense ratio would not change materially; and that the Adviser had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control.  On these bases, the

Trustees concluded that the proposed investment advisory fees for the Fund are reasonable.  In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT THE SHAREHOLDER APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.

Distributor	Foreside Funds Distributors LLC

Custodian	The Bank of New York Mellon

Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

BNY Mellon Investment Servicing (US) Inc. currently serves as the Fund’s administrator, accounting and transfer agent for which it received $[            ] for such services for the fiscal year ended April 30, 2014. BNY Mellon serves as the Fund’s custodian for which it received $[        ] for such services for the fiscal year ended April 30, 2014.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing this Statement, and all other costs incurred in connection with the solicitation of written consent, including any additional solicitation made by letter, telephone or otherwise, will be paid by the Adviser or MBIA. In addition to solicitation by mail, representatives of the Adviser, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing (US) Inc., and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit written consents by telephone, telegram, electronically or personally.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Proposals of Shareholders

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

The Trust will furnish, without charge, a copy of the most recent annual report and semiannual report to shareholders of the Fund upon request. The Fund’s most recent annual report, including audited financial statements for the fiscal year ended April 30, 2014, is available without charge at www.cutwater.com/bond-funds.aspx or upon request by writing to the Fund at the address set forth above or by calling Fund shareholder services toll-free at (866) 678-6242.

EXHIBIT A

FUNDVANTAGE TRUST

Consent of Sole Shareholder of Cutwater Investment Grade Bond Fund

THE UNDERSIGNED, being the sole shareholder of Cutwater Investment Grade Bond Fund (the “Fund”), a series of FundVantage Trust (the “Trust”), acting pursuant to Section 7.4 of the Trust’s Agreement and Declaration of Trust, does hereby consent in writing to the adoption of the following resolution, which shall have the same force and effect as if adopted at a duly convened meeting of shareholders of the Fund:

Approval of Form of Investment Advisory Agreement

WHEREAS,                           MBIA Inc. and The Bank of New York Mellon (“BNY Mellon”) have entered into an agreement for BNY Mellon to acquire the investment advisory business of MBIA Inc., doing business as Cutwater Asset Management (the “Transaction”), that is expected to close in the first quarter 2015; and

WHEREAS,                           Cutwater Investor Services Corp. (the “Adviser”) currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated November 23, 2010 (the “Current Agreement”); and

WHEREAS,                           the Adviser is currently an indirect wholly-owned subsidiary of MBIA Inc., and upon closing of the Transaction, BNY Mellon will indirectly own the Adviser; and

WHEREAS,                           the Transaction will result in a change of control of the Adviser (the “Change of Control”) and, pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), will effectively terminate the Current Agreement; and

WHEREAS,                           to enable the Adviser to continue serving as investment adviser to the Fund after the Transaction and the termination of the Current Agreement, the Board of Trustees, in accordance with the requirements of the 1940 Act, has approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, in substantially the form attached hereto as Appendix A (the “New Agreement”), and, upon the recommendation of the Board of Trustees, the sole shareholder of the Fund wishes to approve the New Agreement ; and

WHEREAS,                           until the Change of Control occurs the Adviser will continue to provide services to the Fund pursuant to the Current Agreement; and

WHEREAS,                           the New Agreement is identical in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and termination are changed, and the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders;

NOW, THEREFORE BE IT

RESOLVED,                      that the New Agreement in substantially the form attached hereto as Appendix A be, and hereby is, approved.

IN WITNESS WHEREOF, the undersigned has executed this Consent of Sole Shareholder as of the                                        day of December, 2014.

GreenPoint Omnibus Special Account for the benefit of MBIA Insurance Corp.
By:
Name:
Title:

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APPENDIX A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                             , 2015, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (the “Funds”), and CUTWATER INVESTOR SERVICES CORP. (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Funds, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.                         APPOINTMENT.  The Trust hereby appoints the Investment Adviser to act as investment adviser for the Funds for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.                         DELIVERY OF DOCUMENTS.  The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.              Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.              Each prospectus and statement of additional information relating to any class of Shares representing interests in the Funds in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.  In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.                         MANAGEMENT.  Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Funds including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.                         BROKERAGE.  Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds and, potentially, the Investment Adviser’s other clients, directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Funds over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Funds and the Investment Adviser’s other clients, that the total commissions paid by the Funds were reasonable in relation to the benefits to the Fund, and potentially, the Investment Adviser’s other clients, over the long term.  Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’ securities transactions, (ii) the utilization of “soft dollar commissions” by the Funds and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.                         DELEGATION OF INVESTMENT ADVISER’S OBLIGATIONS AND SERVICES.With respect to the Fund, the Investment Adviser may enter into one or more contracts (“Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Sections 3 and 4 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

SECTION 6.                         CONFORMITY WITH LAW; CONFIDENTIALITY.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply

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with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 7.                         SERVICES NOT EXCLUSIVE.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Funds or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund.  The Investment Adviser shall have no obligation to acquire for the Funds a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 8.                         BOOKS AND RECORDS.  In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records in the Investment Adviser’s possession required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 9.                         EXPENSES.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  Each Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser.  Expenses borne by a Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and

3

organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 10.                  VOTING.  The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Fund’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 11.                  RESERVATION OF NAME.  The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use.  The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Funds, the name of the Funds will be changed to one that does not contain the name “Cutwater Asset Management” or “Cutwater” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 12.                  COMPENSATION.

a.              For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.              The fee attributable to each Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust.  The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 13.                  LIMITATION OF LIABILITY.  The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  Each Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from a Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act.  The Investment Adviser shall provide to a Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed

4

to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name.  The Investment Adviser shall indemnify and hold harmless the Trust and the Funds for any claims arising from the use of the terms “Cutwater Asset Management” or “Cutwater” in the name of the Funds.

SECTION 14.                  DURATION AND TERMINATION.  This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund.  Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Funds by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust.  This Agreement will immediately terminate in the event of its assignment.

SECTION 15.                  AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Funds shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Funds in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16.                  MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17.                  DEFINITIONS.  As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 18.                  NOTICE.  All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Cutwater Investor Services Corp.

Attn:                    Chief Financial Officer

113 King Street

Armonk,  NY 10504

Fax number: 914-765-3935

If to the Trust:

5

FundVantage Trust
Attn:                    Joel Weiss, President
301 Bellevue Parkway
Wilmington, DE 19809

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 19.                  GOVERNING LAW.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 20.                  COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:
Name:	Joel Weiss
Title:	President

CUTWATER INVESTOR SERVICES CORP.

By:
Name:	Clifford Corso
Title:	CEO & CIO

6

SCHEDULE A

DATED                           , 2015

TO THE

INVESTMENT ADVISORY AGREEMENT DATED                       , 2015

BETWEEN

FUNDVANTAGE TRUST AND CUTWATER INVESTOR SERVICES CORP.

Series of FundVantage Trust

Cutwater Investment Grade Bond Fund

7

SCHEDULE B

DATED                               , 2015

TO THE

INVESTMENT ADVISORY AGREEMENT DATED                               , 2015

BETWEEN

FUNDVANTAGE TRUST AND CUTWATER INVESTOR SERVICES CORP.

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets
Cutwater Investment Grade Bond Fund	0.50% (50 basis points)

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